SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2006

Assured Pharmacy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-33165	98-0233878
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17935 Sky Park Circle, Suite F, Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 949-222-9971

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 5, 2006, Squar, Milner, Reehl & Williamson, LLP (the “Squar Milner”) was dismissed as the Company’s independent registered public accounting firm. The Company has engaged Miller, Ellin & Co. LLP as its principal accountants effective April 5, 2006. The decision to change accountants was approved by the Company’s board of directors. The Company did not consult with Miller, Ellin & Co. LLP on any matters prior to retaining such firm as its principal accountants.

Squar Milner’s audit reports on the consolidated financial statements of the Company for the fiscal years ended December 31, 2005 and December 31, 2004 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the financial statements of the Company for the fiscal years ended December 31, 2005 and December 31, 2004 contained an uncertainty about the Company’s ability to continue as a going concern.

During the years ended December 31, 2005 and December 31, 2004, and through the subsequent period ended April 5, 2006, there were no disagreements with Squar Milner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Squar Milner would have caused them to make reference thereto in their reports on the consolidated financial statements for such periods.

During the years ended December 31, 2005 and December 31, 2004, and through the subsequent period ended April 5, 2006, Squar Milner did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(iv)(A) or (B) of Item 304 of Regulation S-B except as follows:

On March 30, 2006, Squar Milner advised the Company’s board of directors about a material weakness in the internal control that the Company does not have sufficient staffing in the financial reporting and accounting departments regarding the specialized knowledge and expertise in accounting principles generally accepted in the United States ("GAAP") that is necessary to (i) prevent errors in financial reporting and related disclosures and (ii) otherwise comply with accounting pronouncements.

On April 10, 2006, the Company provided Squar Milner with its disclosures in this Form 8-K disclosing the dismissal of Squar Milner and requested in writing that Squar Milner furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. Squar Milner’s response is filed as an exhibit to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

16.1 Letter dated April 11, 2006 from Squar, Milner, Reehl & Williamson, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assured Pharmacy, Inc.

/s/ Robert Delvecchio
Robert DelVecchio
Chief Executive Officer & Chief Financial Officer

Date: April 11, 2006